--------------------------------------------------------------------------------
Fellow Shareholders
--------------------------------------------------------------------------------

Despite lackluster equity market performance in its first and final quarters, your fund provided good results for the year. European equity markets rallied in the intervening periods, and returns to U.S. investors were further enhanced by the dollar's weakness against most European currencies. As a result, Europe was the best performing international equity region outside the U.S. for the 12 months ended October 31.

        In the last quarter, European markets were mostly flat and the dollar strengthened, resulting in slightly negative returns to U.S. investors. Your fund also had a small loss, but stayed ahead of the Morgan Stanley Europe index, due more to our advantageous stock selection than to country weightings.
--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                                                  Periods Ended 10/31/95
                                                3 Months        12 Months
                                                -------------------------
European Stock Fund                              -0.28%           14.41%
MSCI Europe Index                                -1.33            13.68
--------------------------------------------------------------------------------

Market Review
The U.K. economy, one of the first in Europe to recover, was also one of the first to slow to a more sustainable pace. The Bank of England exercised greater independence than in the past, tightening monetary policy to bring the economy back to earth and control inflation. With growth prospects still favorable and valuations remaining reasonable, this market achieved one of the better performances for the quarter. Returns were slightly diluted for U.S. investors by the improving dollar.

     We maintained our underweighting in the U.K. but focused on companies with long-term growth potential. We added catering company Compass Group to the portfolio to go along with our steadily growing pharmaceutical holdings, such as Glaxo and SmithKline Beecham. Meanwhile, we pared holdings that are sensitive to the slowing economy, such as the building products company Caradon.

     The fund's underweighting in Germany helped its relative performance. Europe's second-largest market lagged the MSCI Europe average during both the quarter and the year due to the already high valuations of German stocks and downgrading of earnings forecasts. The economic recovery has so far been led by manufacturers and exporters, while consumers have been burdened by higher taxes to pay for reunification. However, with the strength of the deutschemark cutting into exports, and the effects of the tax bite diminishing, consumers should drive the economic recovery in 1996. We moved away from the more cyclical companies, selling our holding in BMW to focus on companies with more stable earnings such as Gehe. While valuations remain somewhat high, they are beginning to look more reasonable, and we will be watching for appealing investment opportunities.

     France also lagged the European index for the quarter and the year. The economic
--------------------------------------------------------------------------------
Market Performance
--------------------------------------------------------------------------------

                                                  Three Months Ended 10/31/95
                                               ---------------------------------
                                                        Local Currency
                                                Local       vs. U.S.     In U.S.
                                              Currency      Dollars      Dollars
                                              --------      -------      -------
Austria                                        -9.6%         -2.0%       -11.4%
Belgium                                         0.4          -2.0         -1.7
Denmark                                        -1.6          -1.8         -3.4
Finland                                       -10.9          -1.3        -12.1
France                                         -4.0          -2.4         -6.3
Germany                                        -3.1          -2.0         -5.0
Italy                                          -7.3          -0.5         -7.8
Netherlands                                    -0.7          -2.0         -2.7
Norway                                         -5.4          -1.8         -7.0
Spain                                          -3.2          -2.9         -6.0
Sweden                                          0.1           6.1          6.2
Switzerland                                     9.7           0.9         10.6
United Kingdom                                  2.1          -1.4          0.7
--------------------------------------------------------------------------------

Source: NatWest Securities "Quant" using MSCI indices recovery was hampered by President Jacques Chirac's efforts to support the franc with higher interest rates, which made it difficult to reduce the high level of unemployment, currently over 10%. As a result, the economy did not receive the boost expected after Chirac's election earlier in the year. Pressure has mounted to abandon support of the franc and shift to a less restrictive monetary policy. Corporate earnings estimates were widely downgraded, leading to the market's underperformance.

     Nevertheless, we remained overweighted in France, encouraged by lower valuations and improving prospects for the consumer sector next year. We added retail and distribution company Pinault Printemps and the pharmaceutical company Sanofi.

     Switzerland, the best performing market in the last three months, was also the top performer for the fund's fiscal year. Our heavy exposure to pharmaceuticals and banks, such as Roche Holdings and Schweizerischer
Bankverein (Swiss Bank), boosted the fund's performance. Nevertheless, we remained underweighted in Switzerland in favor of a large overweighting in the Netherlands, spurred by our enthusiasm for the country's growth companies. While the Dutch market lagged the European index in the last quarter, it outperformed for the 12-month period. We trimmed exposure to two of our core holdings, the publisher Elsevier and the record company Polygram, after strong runups raised their valuations to higher levels. We redeployed the proceeds into the integrated oil company Royal Dutch Petroleum, another core holding which is taking steps to improve profitability.

     Although the lira stabilized last quarter, Italy was among the worst performing equity markets measured in dollars. The lira remained the weakest European currency for the fiscal year. While we were encouraged by the political and economic changes taking place in the country, progress was fitful. Consequently, overall valuations remain high and finding attractive investment opportunities was difficult. The Spanish market, on the other hand, is trading at comparatively low valuations, but

--------------------------------------------------------------------------------
Geographic Diversification
--------------------------------------------------------------------------------

                             United Kingdom     28%
                             Netherlands        18%
                             France             13%
                             Switzerland         8%
                             Germany             7%
                             Sweden              5%
                             Reserves and Other 21%

Based on net assets as of 10/31/95.

a new government is needed to implement the reforms necessary for economic recovery. Even though the market has underperformed, we maintained a neutral weighting because of the low valuations and the possible early election of a new government in 1996.

     The dramatic rise of the market in Finland hit a wall last quarter. The pullback in some U.S. technology stocks crossed the pond to their European counterparts, particularly the highflying mobile phone manufacturer Nokia Oy, which represents nearly half the Finnish market. As a result, Finland was Europe's worst performing market in the quarter. After a fourfold rise in the price of Nokia Oy since 1993, we began taking profits around midyear, concerned about its spectacular rise and lofty valuation.

     Unlike Finland, Sweden maintained its strong performance throughout the year helped by a late recovery in the krona. We maintained our overweighted position, enjoying continued gains from our largest holding, the pharmaceutical company Astra.

Outlook

The outlook remains favorable for European markets over the next 12 months. Economic growth and stable interest rates should continue into 1997. In our view, earnings will steadily improve, making for attractive valuations and investment opportunities in many countries. This is particularly true of small companies, and we remain committed to our diversified exposure to these stocks.

                                    Respectfully submitted,

                                    /s/ Martin G. Wade

                                    Martin G. Wade
                                    President

November 20, 1995

--------------------------------------------------------------------------------
Portfolio Highlights
--------------------------------------------------------------------------------
Periods Ended October 31, 1995

Change in Price Per Share
--------------------------------------
3 Months (From $14.39 to $14.35)                                        $-0.04
12 Months (From $12.72 to $14.35)                                         1.63
Total Net Assets                                                $490.6 Million

--------------------------------------------------------------------------------
Industry Diversification
--------------------------------------------------------------------------------
October 31, 1995

                                                                      Percent of
                                                                      Net Assets
                                                                      ----------
Services                                                                 25.4%
Consumer Goods                                                           21.4
Energy                                                                   16.9
Finance                                                                  15.4
Capital Equipment                                                         7.3
Materials                                                                 5.9
Multi-Industry                                                            3.0
Reserves                                                                  4.7
--------------------------------------------------------------------------------
Total                                                                   100.0%
================================================================================

--------------------------------------------------------------------------------
Twenty-Five Largest Holdings
--------------------------------------------------------------------------------
October 31, 1995

                                                                      Percent of
                                                                      Net Assets
                                                                      ----------
Wolters Kluwer, Netherlands                                              3.8%
Elsevier, Netherlands                                                    3.5
Royal Dutch Petroleum, Netherlands                                       3.1
National Westminster Bank,
  United Kingdom                                                         2.2
Reed International, United Kingdom                                       2.0
Smithkline Beecham, United Kingdom                                       1.9
BBC Brown Boveri & Cie, Switzerland                                      1.7
Roche Holdings, Switzerland                                              1.6
Eaux Cie Generale, France                                                1.6
Astra, Sweden                                                            1.5
Polygram, Netherlands                                                    1.4
Nestle, Switzerland                                                      1.3
Gehe, Germany                                                            1.3
Carrefour, France                                                        1.3
Shell Transport & Trading,
  United Kingdom                                                         1.2
Glaxo, United Kingdom                                                    1.2
Tomkins, United Kingdom                                                  1.1
Internationale Nederlanden Groep,
  Netherlands                                                            1.1
Television Francaise, France                                             1.1
Abbey National, United Kingdom                                           1.0
LVMH, France                                                             1.0
Rank Organisation, United Kingdom                                        1.0
Guinness, United Kingdom                                                 1.0
Empresa Nacional de Electricidad, Spain                                  1.0
Mannesmann, Germany                                                      1.0
--------------------------------------------------------------------------------
Total                                                                   39.9%
================================================================================

--------------------------------------------------------------------------------
Security Classification
--------------------------------------------------------------------------------
October 31, 1995


                                                     Percent            Market
                                                     of Net    Cost     Value
                                                     Assets    (000)    (000)
                                                     -------  -------  -------
Common Stocks,
  Rights, and Warrants                                94.3%  $374,544  $462,219
Preferred Stocks
  and Warrants                                         0.9      4,579     4,404
Bonds                                                  0.1        444       512
Short-Term Investments                                 3.8     18,822    18,822
                                                     ------  --------  --------
Total Investments                                     99.1    398,389   485,956
Other Assets Less
  Liabilities                                          0.9      4,604     4,617
--------------------------------------------------------------------------------
Total Net Assets                                     100.0%  $402,993  $490,573
================================================================================

--------------------------------------------------------------------------------
Average Annual Compound Total Return
--------------------------------------------------------------------------------
Periods ended 10/31/95

                                          Since
                                        Inception
         1 Year          5 Years        (2/28/90)
        --------        ----------      ---------
         14.41%           9.26%          7.81%

--------------------------------------------------------------------------------
Note: For the above periods ended 9/30/95, the fund's returns were 18.62%, 10.67%, and 7.92%, respectively.

Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
--------------------------------------------------------------------------------
Performance Comparison
--------------------------------------------------------------------------------

                             [GRAPH APPEARS HERE]

                          EUROPEAN STOCK FUND          MSCI EUROPE INDEX
                          -------------------          -----------------
02/28/90                        10,000                      10,000
   10/90                         9,840                       9,956
   10/91                        10,060                      10,700
   10/92                         9,638                      10,550
   10/93                        11,920                      13,314
   10/94                        13,391                      14,864
   10/95                        15,320                      16,898

Note: The index return does not reflect expenses, which have been deducted from the fund's return.
* Commencement of Operations

--------------------------------------------------------------------------------
Statement of Net Assets
T. Rowe Price European Stock Fund / October 31, 1995
--------------------------------------------------------------------------------
(values in thousands)

                                                                        Value
                                                                     -----------
AUSTRIA -- 0.1%
PREFERRED STOCK
         2,050 shs        Creditanstalt - Bankverein..............   $       102

BELGIUM -- 2.2%
COMMON STOCKS AND WARRANTS
         7,669            Fortis..................................           823
         7,230            Generale Banque.........................         2,356
        15,090            Kredietbank.............................         3,801
        11,000 wts      * National Portefeuille, 6/15/99..........            31
         3,150 shs        UCB.....................................         3,616
                                                                          10,627

CONVERTIBLE BOND
     4,522,500 BEL        Kredietbank,
                            5.75%, 11/30/03.......................           155

Total Belgium                                                             10,782

CZECH REPUBLIC -- 0.2%
COMMON STOCKS
         4,770 shs        IPS Praha...............................           396
         3,800          * SPT Telecom.............................           374

Total Czech Republic                                                         770

DENMARK -- 0.6%
COMMON STOCKS
        10,500            Bang & Olufsen Holdings 'B'.............           325
        19,780            Den Danske Bank.........................         1,310
         2,800          * Silcon 'B'..............................           102
         8,030            Tele Danmark 'B'........................           419
        16,740            Unidanmark 'A'..........................           769
                                                                           2,925

CONVERTIBLE BOND
       900,000 DKK        Danske Traelastkompagni,
                            5.25%, 1/1/02.........................           174
Total Denmark                                                              3,099

FINLAND -- 0.6%
COMMON STOCKS
         8,000 shs        Huhtamaki Oy 'I'........................           237
        38,800          * Nokia Oy 'A'............................         2,220
        35,050          * Nokian Tyres............................           355

Total Finland                                                              2,812

FRANCE -- 12.7%
COMMON STOCKS, RIGHTS AND WARRANTS
        28,260 shs        Accor...................................         3,358
        10,750            Assurances Generales
                            de France.............................           310
         1,965            But.....................................           500
         3,261            Cardif..................................           303
        10,550            Carrefour...............................         6,196
        12,851            Castorama Dubois........................         2,084
        14,559            Chargeurs...............................         2,995
        39,129            Cie de St. Gobain.......................         4,665
        12,000            Cipe France.............................           704
         3,600          * Club Mediterranee.......................           282
         3,600 rts      * Club Mediterranee.......................             4
         1,527 shs      * Concorde................................           191
        12,910            Credit Local de France..................         1,022
         2,700            Dauphin.................................            94
        10,000            De Dietrich & Cie.......................           507
        84,054            Eaux Cie Generale.......................         7,812
         6,411            Ecco Travail Temporaire.................           447
        42,740            Elf Aquitaine...........................         2,911
         7,879            Groupe Zannier..........................           101
         4,611            Guilbert................................           554
         4,702            L'Oreal.................................         1,149
        33,445            Lafarge-Coppee..........................         2,217
        25,718            LVMH....................................         5,117
         3,600            Manutan.................................           410
         3,030            MGI Coutier.............................           180
        12,000          * Moulinex................................           239
         6,235            Peugeot.................................           812
         8,710            Pinault Printemps.......................         1,888
        13,000            Poliet..................................         1,021
         1,485            Primagaz................................           115
           135 wts      * Primagaz, 6/30/98.......................             1
         2,000 shs        Rexel...................................           323
         8,600            Rochefortaise
                            Communication.........................           281
        16,057            Sanofi..................................         1,024
         2,450            SITA....................................           420
         4,415            Societe des Immeubles
                            de France.............................           201
         6,230            Societe Generale de France..............           712
         6,033            Spir Communication......................           512
        50,588            Television Francaise....................         5,224
        48,390            Total 'B'...............................         2,990
        45,658            Valeo...................................         2,063
         7,000          * Vallourec...............................           275
         1,866            Virbac..................................           248
                                                                          62,462

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Value
                                                                     -----------
CONVERTIBLE BOND
       174,410 FRF        Virbac, 5.00%, 1/1/01....................      $    39

Total France                                                              62,501

GERMANY -- 7.3%
COMMON STOCKS, RIGHTS AND WARRANTS
         1,715 shs        Allianz Holdings.........................        3,160
         1,100            Altana...................................          640
         1,300            Balcke Durr..............................          319
        12,000            Bayer....................................        3,176
           720            Buderus..................................          309
        52,220            Deutsche Bank............................        2,365
        20,000          * Dorries Scharmann........................          114
           600            Duerr Beteiligungs.......................          194
           550            F.A. Gunther & Sohn......................           39
        10,494            Gehe.....................................        5,152
         2,496          * Gehe, new................................        1,186
         3,127            Hoechst..................................          817
         4,571            Kampa Haus...............................          180
           500            Klein, Schanzlin & Becker................          107
           687            Leffers..................................          132
        14,531            Mannesmann...............................        4,783
           325            Pfleiderer Bau und
                            Verkehrssysteme........................          109
         4,800          * Pittler Maschinenfabrik..................          283
         1,402            Plettac..................................          321
         6,480            Rhon Klinikum............................          622
         6,480 rts      * Rhon Klinikum............................          138
        45,430 shs        Schering.................................        3,166
           600            Sixt.....................................          165
           100 wts      * Sixt, 5/17/00............................           78
        60,530 shs        Veba.....................................        2,485
         1,200            Vereinigte Baubeschlag
                            Handel.................................          306
         5,434            Volkswagen...............................        1,712
                                                                          32,058

PREFERRED STOCKS AND WARRANTS
        17,000 shs        Berentzen Gruppe.........................          477
           540            Edding...................................          174
           600            Hach.....................................          308
           650            Klein, Schanzlin & Becker................          106
           875            Leffers..................................          154
           450            Marschollek
                            Lautenschlaeger........................          302
         1,650            Signal Bau Huber.........................          175
         1,000            Sixt.....................................          288
         2,100            Spar Handells............................          453
           721            Sto......................................          387
         2,200            Villeroy & Boch..........................          416
           550 wts      * Wella International Finance,
                            3/18/96................................           36
         1,828 shs        Westag & Getalit.........................          409
                                                                           3,685

Total Germany                                                             35,743

HUNGARY -- 0.1%
COMMON STOCKS
           610          * Chinoin..................................          172
        28,000            Fotex (ATS)..............................           26
        12,200            Richter Gedeon...........................          186

Total Hungary                                                                384

IRELAND -- 0.2%
COMMON STOCKS
       350,000            Barlo Group..............................          159
       600,000          * Kenmare Resources (GBP)..................          213
       181,900            Kingspan Group...........................          517

Total Ireland                                                                889

ISRAEL -- 0.2%
COMMON STOCKS
       188,000            Bank Hapoalim............................          298
        50,000          * Blue Square..............................          327
         4,835            Elco Holdings............................          203
        10,000            Teva Pharmaceutical
                            ADR (USD)..............................          395

Total Israel                                                               1,223

ITALY -- 3.6%
COMMON STOCKS AND WARRANTS
           525            Alleanza Assicurazioni,
                            savings shares.........................            4
       145,155            Assicurazioni Generali...................        3,383
        84,000          * Cementeria di Augusta....................          132
       180,000            Danieli & Company,
                            savings shares.........................          497
        22,750 wts      * Danieli & Company,
                            11/30/99...............................           12
       300,000 shs      * Editoriale la Republica..................          258
        16,000            Fila Holdings ADR (USD)..................          680
        97,273            Imi......................................          531
        96,000          * Industria Macchine
                            Automatiche............................          670
        14,000            Industrie Natuzzi
                            ADR (USD)..............................          535
       240,943            Italgas..................................          641

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Value
                                                                     -----------
       342,624 shs        Merloni Electrodomestici,
                            savings shares........................           387
        23,800            Saes Getters............................           454
        16,200            Saes Getters, savings shares............           137
        64,000            Safilo..................................           678
       866,300          * Stet....................................         2,454
       419,935            Stet, savings shares....................           915
       309,000            Tecnost.................................           640
        20,000            Teleco Cavi, savings shares.............            48
     1,375,173            Telecom Italia..........................         2,088
       654,195            Telecom Italia, savings
                            shares................................           772
     1,013,871          * Telecom Italia Mobile...................         1,701
       120,000            Vianini Lavori..........................           202
                                                                          17,819

CORPORATE BOND
   136,500,000 ITL        Danieli & Company,
                            7.25%, 1/1/00.........................            68

Total Italy                                                               17,887

NETHERLANDS -- 17.9%
COMMON STOCKS
         8,500 shs        Aalberts Industries.....................           498
        59,618            ABN Amro Holdings.......................         2,505
        16,525            Ahrend Groep............................           584
        12,652            Akzo Nobel..............................         1,441
         3,500            Atag....................................           233
        13,400            Content Beheer..........................           364
         1,910            Crown van Gelder........................           185
        96,778            CSM.....................................         4,036
     1,342,760            Elsevier................................        17,361
        59,154            Fortis AMEV.............................         3,715
         8,000          * Frans Maas Groep
                            Koninklijke...........................           256
         9,000            Hagemeyer...............................           448
         4,750            International - Muller..................           340
        87,880            Internationale Nederlanden
                            Groep.................................         5,241
        74,611            Koninklijke PTT Nederland...............         2,625
         9,000            Nedlloyd Groep..........................           229
         2,950            Otra....................................           608
       113,156            Polygram................................         7,064
         3,200            Polynorm................................           337
        21,000            Randstad Holdings.......................           948
       122,189            Royal Dutch Petroleum...................        15,171
         7,200            Sphinx Gustavsberg......................           200
        33,920            Unilever................................         4,444
       205,744            Wolters Kluwer..........................        18,725
                                                                          87,558

PREFERRED STOCK
        10,947 shs        Internationale Nederlanden
                            Groep.................................            57

Total Netherlands                                                         87,615

NORWAY -- 3.0%
COMMON STOCKS
        31,150            Bergesen `A'............................           645
         3,480            Det Norske
                            Luftfartselskap `B'...................           161
         5,000            Elkjop Norge............................           128
        15,000          * Fokus Bank..............................            79
        34,150            Kvaerner `A'............................         1,437
        14,560            Kverneland Gruppen......................           253
        49,000            Merkantildata...........................           433
        13,000            Multisoft...............................           313
         8,000            Nera....................................           287
        98,695            Norsk Hydro.............................         3,931
        11,000            Norske Skogsindustrier..................           319
        71,424            Orkla `A'...............................         3,693
        20,000            Schibsted...............................           222
        46,100          * Sensonor................................           392
        11,000            Smedvig.................................           191
        35,000          * Sysdeco Group...........................           781
       119,000            Tomra Systems...........................           751
        28,875            Transocean..............................           441

Total Norway                                                              14,457

POLAND -- 0.1%
COMMON STOCKS
         5,040            Bank Slaski.............................           273
        40,000            Elektrim................................           134
       186,843          * International UNP
                            Holdings (CAD)........................            67
        49,500            Mostostal Export........................           116

Total Poland                                                                 590

PORTUGAL -- 0.4%
COMMON STOCKS
        23,952            Jeronimo Martins........................         1,275
        12,000          * Jornalgeste.............................           186
         4,480            Salvador Caetano........................            65
        26,250          * Semapa..................................           252
        14,000            Sumolis Industria
                            de Frutas Bebidas.....................           132
                                                                           1,910

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Value
                                                                     -----------
PREFERRED STOCK
        28,470 shs      * Filmes Lusomundo........................       $   269

Total Portugal                                                             2,179

RUSSIA -- 0.1%
COMMON STOCKS
        52,200          * Petersburg Long
                            Distance (USD)........................           320
     1,540,000          * Star Mining (AUD).......................           246

Total Russia                                                                 566

SPAIN -- 4.2%
COMMON STOCKS
        26,000          * Algodonera de St. Antonia...............           194
         7,000            Azkoyen.................................           436
         9,614            Banco Popular Espanol...................         1,527
        23,550            Banco Santander.........................         1,026
       141,732            Centros Comerciales Pryca...............         3,019
        90,000            Corporacion Financiaera
                            Reunida...............................           291
         6,400          * Cristaleria Espanola....................           399
        96,664            Empresa Nacional
                            de Electricidad.......................         4,807
        52,500            Filo....................................           237
        22,462            Gas Natural.............................         3,081
        16,000            Grupo Anaya.............................           379
        51,000          * Grupo Duro Felguera.....................           201
       221,885            Iberdrola...............................         1,672
        38,820            Marco Iberica
                            Distribucion de Edic..................           404
        17,500            Prosegur Compania Securidad.............           429
        86,727            Repsol..................................         2,590
        32,500          * Sotogrande..............................            64
                                                                          20,756

CONVERTIBLE BOND
     4,500,000 ESP        Grupo Anaya,
                            7.00%, 3/18/98........................            37

Total Spain                                                               20,793

SWEDEN -- 5.2%
COMMON STOCKS
        27,000 shs        Angpanne Foreningen `B'.................           456
        16,070            Asea `A'................................         1,609
       201,430            Astra `B'...............................         7,280
       189,640            Atlas Copco `B'.........................         2,870
       380,000          * BPA `A'.................................           778
        46,000            Catena `A'..............................           346
        51,800 shs        Electrolux `B'..........................         2,215
        23,810            Esselte `B'.............................           350
        52,900          * Finnveden `B'...........................           538
        12,104            Gambro `B'..............................           212
        10,550            Getinge Industrier `B'..................           450
        25,160            Hennes & Mauritz `B'....................         1,644
        26,000            Hoganas `B'.............................           701
        46,700            ICB Shipping `B'........................           387
        34,000            Kalmar Industries.......................           553
        21,000            Linjebuss `A'...........................           190
        94,470            Sandvik `B'.............................         1,778
        17,470            Scribona `B'............................           172
        19,000            Securitas `B'...........................           735
        55,250            Stena Line `B'..........................           281
       101,450          * Stora Kopparbergs `B'...................         1,230
        24,000            TV 4 `A'................................           524
                                                                          25,299

CONVERTIBLE BOND
       281,250 SEK        Stena Line,
                            7.00%, 4/30/01........................            38

Total Sweden                                                              25,337

SWITZERLAND -- 8.4%
COMMON STOCKS
         7,390 shs        BBC Brown Boveri & Cie..................         8,573
         1,035            Bil GT Gruppe, participating
                            certificates..........................           638
           220            Bobst...................................           333
           200            Bossard Holdings........................           357
           600            Bucher Holding..........................           378
         2,866            Ciba Geigy..............................         2,481
        20,015            CS Holding..............................         2,045
         1,600            Generale D'Affichage....................           688
           165            Gurit Heberlien.........................           346
           650            Hilti, participating
                            certificates..........................           536
         1,250            Lem Holding.............................           475
         6,075            Nestle..................................         6,368
         1,101            Roche Holdings..........................         8,001
         5,039            Sandoz..................................         4,159
           475          * Saurer..................................           171
         1,915            Schweizerische
                            Bankgesellschaft......................         2,075
         7,730            Schweizerischer Bankverein..............         3,173
           150            Sig Schweiz.............................           325
         1,000          * Von Moos................................            97

Total Switzerland                                                         41,219

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Value
                                                                     -----------
UNITED KINGDOM -- 28.2%

COMMON STOCKS, RIGHTS AND WARRANTS
       608,080 shs        Abbey National..........................       $ 5,143
        27,000 wts      * Abtrust Lloyds Insurance................            12
       127,000 shs      * Acorn Computer Group....................           293
       295,000            Argos...................................         2,379
       510,000            Argyll Group............................         2,580
     1,806,430            Asda Group..............................         2,927
        91,666            Ashtead Group...........................           613
       112,000            BAA.....................................           872
        75,000            Baggeridge Brick........................           111
     1,000,000          * Bath Press Group........................           198
     1,850,000            BCE Holdings............................           709
        94,000            Berisford International.................           220
        38,664          * British Biotechnology...................           545
         5,500 wts      * British Biotechnology...................            32
       509,250 shs        British Gas.............................         1,932
       205,000            British Petroleum.......................         1,510
       315,630            Britton Group...........................           783
       243,000            Bruntcliffe Aggregates..................            77
       508,110            Cable & Wireless........................         3,330
       476,753            Cadbury Schweppes.......................         3,935
       155,600            CALA....................................           280
       609,810            Caradon.................................         1,919
       111,000            Carpetright.............................           611
       427,829            Casket..................................            54
       165,000            Chamberlain Phipps......................           219
        25,000          * Chiroscience Group......................           112
       361,000            Coats Viyella...........................         1,062
       231,000            Compass Group...........................         1,574
       277,500            Corporate Services Group................           377
       197,777            CRT Group...............................           375
       182,510            David S. Smith..........................         1,668
        87,500            Devro International.....................           336
        13,500            Druck Holdings..........................           467
       106,128            East Midlands Electricity...............         1,451
       171,042            Enviromed...............................            49
       125,000            Ferraris Group..........................           109
        50,000            FII Group...............................           352
        47,000            First Technology........................           347
        86,000            Frost Group.............................           299
       427,540            Glaxo...................................         5,762
       682,420            Grand Metropolitan......................         4,704
     3,008,683            Graystone...............................           618
       619,040            Guinness................................         4,943
       140,580            Heath...................................           356
        55,000            Helical Bar.............................           277
        13,000            Henderson Administration
                            Group.................................           256
       205,000            HTV Group...............................           836
       150,000            Iceland Group...........................           394
        90,000 shs        Ingham..................................            54
       200,000            JBA Holdings............................         1,221
        75,000          * JKX Oil & Gas...........................           217
       202,690            John Laing `A'..........................           721
        96,250            Kenwood Appliances......................           350
        90,000            Kewill Systems..........................           470
       359,731            Kingfisher..............................         2,696
       455,250            Ladbroke Group..........................         1,195
       167,000            London & Overseas
                            Freighters............................           222
       323,910            London Electricity......................         4,635
        44,000            Mackie International Group..............           247
        92,000            Matthew Clark...........................           937
       595,000            Mayflower...............................           880
       313,000            Mirror Group............................           829
       171,000          * Monument Oil & Gas......................           159
     1,066,410            National Westminster Bank...............        10,622
       247,035            Northern Leisure........................           348
       230,000            NSM.....................................           320
       205,000            Oliver Group............................           118
        25,000            Parity..................................            64
       358,333          * Pentos..................................             0
        57,000            Peter Black Holdings....................           251
        70,000            Pillar Property Investments.............           166
       115,000            Pizza Express...........................           353
       260,000          * Polly Peck International................             0
        72,000            Powerscreen International...............           443
       148,000            Precoat International...................           370
       674,225            Princedale Group........................           298
       119,701            Prowting................................           178
       104,561            Quadramatic.............................           322
        50,000            Ramco Energy............................           291
       745,625            Rank Organisation.......................         4,951
       645,940            Reed International......................         9,804
       822,421          * Regal Hotel Group.......................           494
        64,000            RJB Mining..............................           500
       312,201            Rolls Royce.............................           755
       125,000            Rosebys.................................           324
     1,464,699          * Roxspur.................................           150
       194,060            RTZ.....................................         2,682
        82,500            Serco Group.............................           483
       510,000            Shell Transport & Trading...............         5,967
       904,100            Smithkline Beecham,
                            equity units..........................         9,216
       269,388            Spring Ram..............................           115
       250,750            Stakis..................................           305
       110,000            Sterling Publishing.....................            49
       150,000            Stordata Solutions......................            41
       100,000 rts      * Stordata Solutions......................             9
        66,000 shs      * Stoves..................................           219
       604,000            T & N...................................         1,366
       437,380            Taylor Nelson...........................           301

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                                        Value
                                                                     -----------
       339,500 shs        Tesco...................................     $   1,616
        91,000            TLG.....................................           247
     1,426,770            Tomkins.................................         5,628
       830,000          * Tomorrow's Leisure......................            72
       383,500            Transtec................................           520
        44,000            Trifast.................................           246
       165,000            Ugland International....................           203
       332,390            United Newspapers.......................         2,725
     2,153,892          * Verity Group............................           426
       120,000            Vibroplant..............................           159
       655,000          * Videologic Group........................           342
       151,111            Wickes..................................           297
     3,400,000          * Wiggins Group...........................           175
       215,000            WPP Group...............................           523
                                                                         137,895

PREFERRED STOCKS
       206,800            Berisford International, 5.00%
                            Cv. Loan Stock, 2015..................           219
        35,000            Iceland Group, Cum. Cv..................            72
                                                                             291

Total United Kingdom                                                     138,186

SHORT-TERM INVESTMENTS -- 3.8%
    $5,000,000            Avco Financial Services,
                            Floating Rate Medium-
                            Term Note,
                            5.827%, 12/21/95......................         5,000
     2,850,000            Corporate Asset Funding,
                            Commercial Paper, 5.68%,
                            11/16/95..............................         2,821
     5,000,000            Preferred Receivables
                            Funding, Commercial
                            Paper, 5.73%, 12/6/95.................         4,968
     6,033,216            Investments in Commercial
                            Paper through a joint
                            account, 5.87 - 5.88%,
                            11/1/95...............................         6,033

Total Short-Term Investments                                              18,822

Total Investments in Securities -- 99.1% of
  Net Assets (Cost $398,389)                                           $ 485,956

Other Assets Less Liabilities.....................................     $   4,617
                                                                       ---------

Net Assets Consist of:                             Value
                                                   -----
Accumulated net investment
  income - net of distributions...............   $  7,440
Accumulated net realized
  gain/loss - net of distributions............      7,731
Net unrealized gain (loss)....................     87,580
Paid-in-capital applicable to
  34,174,985 shares of $0.01 par
  value capital stock outstanding;
  2,000,000,000 shares of the
  Corporation authorized......................    387,822
                                                 --------
NET ASSETS....................................                          $490,573
                                                                        ========

NET ASSET VALUE PER SHARE.....................                            $14.35
                                                                          ======

          *     Non-income producing
        ATS     Austrian schilling
        AUD     Australian dollar
        BEL     Belgian franc
        CAD     Canadian dollar
        DKK     Danish krone
        ESP     Spanish peseta
        FRF     French franc
        GBP     British sterling
        ITL     Italian lira
        SEK     Swedish krona
        USD     U.S. dollar

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Operations
--------------------------------------------------------------------------------
T. Rowe Price European Stock Fund / Year Ended October 31, 1995
(in thousands)

INVESTMENT INCOME
Income
  Dividend (net of foreign taxes of $1,882)..........................  $ 11,066
  Interest...........................................................     1,372
  Other..............................................................        40
                                                                       --------
  Total income.......................................................    12,478
                                                                       --------
Expenses
  Investment management..............................................     3,547
  Shareholder servicing..............................................       957
  Custody and accounting.............................................       267
  Prospectus and shareholder reports.................................       105
  Registration.......................................................        95
  Legal and audit....................................................        40
  Proxy and annual meeting...........................................        16
  Directors..........................................................        12
  Miscellaneous......................................................        27
                                                                       --------
  Total expenses.....................................................     5,066
                                                                       --------

Net investment income................................................     7,412
                                                                       --------
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
  Securities.........................................................     8,885
  Foreign currency transactions......................................      (315)
                                                                       --------
  Net realized gain (loss)...........................................     8,570
                                                                       --------
 Change in net unrealized gain or loss on:
   Securities........................................................    44,829
   Other assets and liabilities denominated in foreign currencies....       (76)
                                                                       --------
   Change in net unrealized gain or loss.............................    44,753
                                                                       --------

 Net realized and unrealized gain (loss).............................    53,323
                                                                       --------

 INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS...................  $ 60,735
                                                                       ========

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Statement of Changes in Net Assets
--------------------------------------------------------------------------------
T. Rowe Price European Stock Fund
(in thousands)

                                                                             Year Ended October 31,
                                                                             1995             1994
                                                                          ---------         ---------
INCREASE (DECREASE) IN NET ASSETS FROM
Operations
  Net investment income...............................................    $   7,412         $   3,815
  Net realized gain (loss)............................................        8,570            13,484
  Change in net unrealized gain or loss...............................       44,753            16,451
                                                                          ---------         ---------
  Increase (decrease) in net assets from operations...................       60,735            33,750
                                                                          ---------         ---------
Distributions to shareholders
  Net investment income...............................................       (3,553)             (936)
  Net realized gain...................................................       (1,481)             (234)
                                                                          ---------         ---------
  Decrease in net assets from distributions...........................       (5,034)           (1,170)
                                                                          ---------         ---------
Capital share transactions*
  Shares sold.........................................................      242,056           207,976
  Distributions reinvested............................................        4,733             1,043
  Shares redeemed.....................................................     (149,415)         (169,885)
                                                                          ---------         ---------
  Increase (decrease) in net assets from capital share transactions...       97,374            39,134
                                                                          ---------         ---------
Increase (decrease) in net assets.....................................      153,075            71,714
NET ASSETS
Beginning of period...................................................      337,498           265,784
                                                                          ---------         ---------
End of period.........................................................    $ 490,573         $ 337,498
                                                                          =========         =========
-----------------------------------------------------------------------------------------------------
*Share information
  Shares sold.........................................................       18,546            17,242
  Distributions reinvested............................................          393                88
  Shares redeemed.....................................................      (11,297)          (14,183)
                                                                          ---------         ---------
  Increase (decrease) in shares outstanding...........................        7,642             3,147
                                                                          =========         =========
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

--------------------------------------------------------------------------------
Notes to Financial Statements
--------------------------------------------------------------------------------
T. Rowe Price European Stock Fund / October 31, 1995


Note 1 - Significant Accounting Policies

T. Rowe Price International Funds, Inc. (the Corporation) is registered under the Investment Company Act of 1940. The European Stock Fund (the fund), a diversified, open-end management investment company, is one of the portfolios established by the Corporation.

A) Valuation - Equity securities listed or regularly traded on a securities exchange (including Nasdaq) are valued at the last quoted sales price at the time the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Other equity securities and those listed securities that are not traded on a particular day are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service. Short-term debt securities are valued at their cost which, when combined with accrued interest, approximates fair value.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

B) Currency Translation - Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

C)  Other - Income and expenses are recorded on the accrual basis.
Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles.

Note 2 - Investment Transactions

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund's prospectus and Statement of Additional Information.

A) Commercial Paper Joint Account - The fund, and other affiliated funds, may transfer uninvested cash into a commercial paper joint account, the daily aggregate balance of which is invested in high-grade commercial paper. All securities purchased by the joint account satisfy the fund's criteria as to quality, yield, and liquidity.

B) Securities Lending - To earn additional income, the fund lends its securities to approved brokers. At October 31, 1995, the market value of securities on loan was $5,439,000, which was fully collateralized with

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

cash. Although the risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return them.

C) Other - Purchases and sales of portfolio securities, other than short-term securities, aggregated $149,775,000 and $68,703,000, respectively, for the year ended October 31, 1995.

Note 3 - Federal Income Taxes

No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     In order for the fund's capital accounts and distributions to shareholders to reflect the tax character of certain transactions, $2,000 of undistributed net investment income was reclassified as a decrease to paid-in-capital during the year ended October 31, 1995. The results of operations and net assets were not affected by the reclassifications.

     At October 31, 1995, the aggregate cost of investments for federal income tax and financial reporting purposes was $398,389,000 and net unrealized gain aggregated $87,567,000, of which $104,588,000 related to appreciated investments and $17,021,000 to depreciated investments.

Note 4 - Related Party Transactions

The fund is managed by Rowe Price-Fleming International, Inc. (the Manager), which is owned by T. Rowe Price Associates, Inc. (Price Associates), Robert Fleming Holdings Limited, and Jardine Fleming Holdings Limited under a joint venture agreement.

     The investment management agreement between the fund and the Manager provides for an annual investment management fee, of which $342,000 was payable at October 31, 1995. The fee is computed daily and paid monthly, and consists of an Individual Fund Fee equal to 0.50% of average daily net assets and a Group Fee. The Group Fee is based on the combined assets of certain mutual funds sponsored by the Manager or Price Associates (the Group). The Group Fee rate ranges from 0.48% for the first $1 billion of assets to 0.31% for assets in excess of $34 billion. At October 31, 1995, and for the year then ended, the effective annual Group Fee rate was 0.34%. The fund pays a pro rata share of the Group Fee based on the ratio of its net assets to those of the Group.

     In addition, the fund has entered into agreements with Price Associates and two wholly owned subsidiaries of Price Associates, pursuant to which the fund receives certain other services. Price Associates computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $835,000 for the year ended October 31, 1995, of which $86,000 was payable at period-end.

     During the year ended October 31, 1995, the fund, in the ordinary course of business, paid commissions of $29,000 to, and placed security purchase and sale orders aggregating $13,888,000 with, certain affiliates of the Manager in connection with the execution of various portfolio transactions.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------
T. Rowe Price European Stock Fund

                                                          For a share outstanding throughout each period
                                            ---------------------------------------------------------------------------
                                               Year Ended         Ten Months           Year Ended     From February 28,
                                               October 31,          Ended             December 31,        1990* to
                                            -----------------     October 31,     -------------------   December 31,
                                             1995       1994        1993++         1992         1991        1990
                                            ---------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING
  OF PERIOD.............................    $12.72     $11.37       $ 9.36         $10.09      $ 9.48      $10.00
                                            ------     ------       ------         ------      ------      ------
Investment activities
  Net investment income.................      0.20       0.14         0.12           0.14        0.10        0.24**
  Net realized and unrealized
    gain (loss).........................      1.60       1.26         1.89          (0.70)       0.59       (0.56)
                                            ------     ------       ------         ------      ------      ------
  Total from investment activities......      1.80       1.40         2.01          (0.56)       0.69       (0.32)
                                            ------     ------       ------         ------      ------      ------
Distributions
  Net investment income.................     (0.12)     (0.04)          --          (0.17)      (0.08)      (0.20)
  Net realized gain.....................     (0.05)     (0.01)          --             --          --          --
                                            ------     ------       ------         ------      ------      ------
  Total distributions...................     (0.17)     (0.05)          --          (0.17)      (0.08)      (0.20)
                                            ------     ------       ------         ------      ------      ------
NET ASSET VALUE, END OF PERIOD..........    $14.35     $12.72       $11.37         $ 9.36      $10.09      $ 9.48
                                            ======     ======       ======         ======      ======      ======

RATIOS/SUPPLEMENTAL DATA

Total return............................     14.4%      12.4%        21.5%         (5.6)%        7.3%      (3.2)%**
Ratio of expenses to average
  net assets............................     1.20%      1.25%        1.35%+         1.48%       1.71%       1.75%+**
Ratio of net investment income
  to average net assets.................     1.75%      1.19%        1.79%+         1.23%       1.04%       2.30%+**
Portfolio turnover rate.................     17.2%      24.5%        21.3%+         52.0%       57.7%       34.9%+
Net assets, end of period
  (in thousands)........................  $490,573   $337,498     $265,784       $173,798    $103,977     $99,447

 +   Annualized.
 *   Commencement of operations.
++   The fund's fiscal year-end was changed to October 31.
** Excludes expenses in excess of a 1.75% voluntary expense limitation in effect through December 31, 1991.

--------------------------------------------------------------------------------
Report of Independent Accountants
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
T. Rowe Price European Stock Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of
T. Rowe Price European Stock Fund (one of the portfolios constituting T. Rowe Price International Funds, Inc.) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for each of the fiscal periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with custodians and brokers and, where appropriate, the application of alternative auditing procedures for unsettled security transactions, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

Baltimore, Maryland
November 17, 1995

--------------------------------------------------------------------------------
Shareholder Services
--------------------------------------------------------------------------------


To help shareholders monitor their current investments and make decisions that accurately reflect their financial goals, T. Rowe Price offers a wide variety of information and services--at no extra cost.

Knowledgeable Service Representatives

By Phone--Shareholder service representatives are available from 8:00 a.m. to 10:00 p.m., Monday-Friday, and weekends from 9:00 a.m. to 5:00 p.m. ET. Call 1-800-225-5132 to speak directly with a representative who will be able to assist you with your accounts.

In Person--Visit one of our investor center locations to meet with a representative who will be able to assist you with your accounts. While there, you can drop off applications or obtain prospectuses and other literature.

Automated 24-Hour Services

     Tele*Access(R) (1-800-638-2587) provides information such as account balance, date and amount of your last transaction, latest dividend payment, and fund prices and yields. Additionally, you have the ability to request prospectuses, statements, account and tax forms; reorder checks; and initiate purchase, redemption, and exchange orders for identically registered accounts.
     PC*Access(R) provides the same information as Tele*Access, but on a personal computer via dial-up modem.

Account Services

     Checking--Write checks for $500 or more on any money market and most bond fund accounts (except the High Yield Fund and Emerging Markets Bond Fund).
     Automatic Investing--Build your account over time by investing directly from your bank account or paycheck with Automatic Asset Builder. Additionally, Automatic Exchange enables you to set up systematic investments from one fund account into another, such as from a money fund into a stock fund. A low, $50 minimum makes it easy to get started.
     Automatic Withdrawal--If you need money from your fund account on a regular basis, you can establish scheduled, automatic redemptions.
     Dividend and Capital Gains Payment Options--Reinvest all or some of your distributions, or take them in cash. We give you maximum flexibility and convenience.

Investment Information

     Combined Statement--A comprehensive overview of your T. Rowe Price accounts. The summary page gives your earnings by tax category, provides total portfolio value, and lists your investments by type--stock, bond, and money market. Detail pages itemize account transactions by fund.
     Shareholder Reports--Portfolio managers review the performance of the funds in plain language and discuss T. Rowe Price's economic outlook.
     The T. Rowe Price Report--A quarterly newsletter with relevant articles on market trends, personal financial planning, and T. Rowe Price's economic perspective.
     Performance Update--A quarterly report reviewing recent market developments and providing comprehensive performance information for every T. Rowe Price fund.
     Insights--A library of information that includes reports on mutual fund tax issues, investment strategies, and financial markets.
     Detailed Investment Guides--Our widely acclaimed Asset Mix Worksheet, College Planning Kit, Retirees Financial Guide, Retirement Planning Kit (also available on disk for PC use), and Guide to Risk-Adjusted Performance can help you determine and reach your investment goals.

Discount Brokerage

You can trade stocks, bonds, options, precious metals, and other securities at a substantial savings over regular commission rates. Call a shareholder service representative for more information.

--------------------------------------------------------------------------------
T. Rowe Price No-Load Mutual Funds
--------------------------------------------------------------------------------

STABILITY

Prime Reserve
Summit Cash Reserves
U.S. Treasury Money
California Tax-Free Money
New York Tax-Free Money
Summit Municipal Money Market
Tax-Exempt Money

CONSERVATIVE INCOME

Short-Term Bond
Short-Term Global Income
Short-Term U.S. Government
Summit Limited-Term Bond
U.S. Treasury Intermediate
Florida Insured Intermediate Tax-Free
Maryland Short-Term Tax-Free Bond
Summit Municipal Intermediate
Tax-Free Insured Intermediate Bond
Tax-Free Short-Intermediate
Virginia Short-Term Tax-Free Bond

INCOME

Global Government Bond
GNMA
New Income
Spectrum Income
Summit GNMA
U.S. Treasury Long-Term
California Tax-Free Bond
Georgia Tax-Free Bond
Maryland Tax-Free Bond
New Jersey Tax-Free Bond
New York Tax-Free Bond
Summit Municipal Income
Tax-Free Income
Virginia Tax-Free Bond

AGGRESSIVE INCOME

Corporate Income
Emerging Markets Bond
High Yield
International Bond
Tax-Free High Yield

CONSERVATIVE GROWTH

Balanced
Capital Appreciation
Dividend Growth
Equity Income
Equity Index
Growth & Income
Spectrum Growth
Value

GROWTH

Blue Chip Growth
European Stock
Growth Stock
International Stock
Japan
Mid-Cap Growth
New Era
Small-Cap Value

AGGRESSIVE GROWTH

Capital Opportunity
Emerging Markets Stock
International Discovery
Latin America
New America Growth
New Asia
New Horizons
OTC
Science & Technology

PERSONAL STRATEGY
FUNDS

Personal Strategy Income
Personal Strategy Balanced
Personal Strategy Growth

Call if you want to know about any T. Rowe Price fund. We'll send you a prospectus with more complete information, including management fees and other expenses. Read it carefully before you invest or send money.

T. Rowe Price Investment Services, Inc., Distributor.

--------------------------------------------------------------------------------
Annual Report
--------------------------------------------------------------------------------

For yield, price, last transaction,
and current balance, 24 hours,
7 days a week, call:
1-800-638-2587 toll free
625-7676 Baltimore area

For assistance with your existing
fund account, call:
Shareholder Service Center
1-800-225-5132 toll free
625-6500 Baltimore area

T. Rowe Price
100 East Pratt Street
Baltimore, Maryland  21202

This report is authorized for distribution only to shareholders and to others who have received a copy of the prospectus of the T. Rowe Price European Stock Fund.

[LOGO OF T. ROWE PRICE APPEARS HERE]


T. Rowe Price
-------------
European Stock Fund


October 31, 1995